UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2020

GARRETT MOTION INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As disclosed in our quarterly report on Form 10-Q, filed on May 11, 2020, the business operations of Garrett Motion Inc. (the “Company”) and its subsidiaries have been materially disrupted as a result of the COVID-19 pandemic and related response measures, and we expect our financial performance to be materially negatively affected over at least the next several quarters by the pandemic and its impact on the global automotive industry.

Our Credit Agreement by and among us, certain of our subsidiaries, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”), contains financial covenants, including a consolidated total leverage ratio covenant and a consolidated interest coverage ratio covenant. We were in compliance with our financial covenants as of March 31, 2020. However, as a result of the impacts of the COVID-19 pandemic, we expect to be unable to continue to comply with the consolidated total leverage ratio covenant as early as for the quarter ended June 30, 2020. As previously announced, our management is negotiating with our lenders a proposed amendment to or waiver from the consolidated total leverage ratio covenant. We remain in active discussions with our lenders, however, there can be no assurance that we will be successful in obtaining an amendment or waiver.

We are also a party to the Indemnification and Reimbursement Agreement (the “Subordinated Indemnity”), dated as of September 12, 2018, with Honeywell International Inc. (“Honeywell”). As previously announced, on December 2, 2019, the Company and its subsidiary, Garrett ASASCO Inc., commenced an action in New York against Honeywell, certain of its subsidiaries and certain of their respective employees for declaratory judgment, breach of contract, breach of fiduciary duties, aiding and abetting breach of fiduciary duties, corporate waste, breach of the implied covenant of good faith and fair dealing, and unjust enrichment (the “Action”). The Action seeks to establish, among other things, that the Subordinated Indemnity is not enforceable, in whole or in part.

Pursuant to the terms of the Subordinated Indemnity, we provided notice to Honeywell of certain proposed amendments to our Credit Agreement. Honeywell subsequently delivered to the Company a “Notice of Default under Indemnification and Reimbursement Agreement”, dated as of May 25, 2020 (the “Notice”). In the Notice, Honeywell alleged that the proposed amendments to our Credit Agreement constituted a default by the Company under the Subordinated Indemnity (and certain defaults thereunder may also constitute an event of default under our Credit Agreement).

The Company believes that there has been no default under the terms of Subordinated Indemnity and that Honeywell’s actions are in breach of the terms of the Subordinated Indemnity. The Company has subsequently discussed the content of the Notice with Honeywell and its advisors, including discussing a demand by Honeywell that we suspend any spending in connection with the Action through the relief period under the Subordinated Indemnity as one of several conditions Honeywell sought to impose for withdrawing the Notice. In the Company’s view, the Action is unrelated to its request for an amendment to its Credit Agreement. We firmly believe that the amendment to the Credit Agreement in the form we have negotiated with the agent for the lenders is in the best interests of the Company and its shareholders, and, except for the uncertainty caused by Honeywell’s attempts to interfere, would readily be approved by the lenders under the Credit Agreement.

On May 28, 2020, in a letter to Honeywell, we disputed its allegations concerning the purported default under the Subordinated Indemnity and demanded that Honeywell withdraw the Notice and cease its attempts to interfere in the Company’s contractual arrangements with its lenders under the Credit Agreement. The Company is evaluating its rights and remedies, including any remedies for losses attributable to Honeywell’s breaches and its wrongful attempts to interfere with our Credit Agreement amendment process.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation our statements regarding our anticipated financial performance and covenant compliance, the anticipated impact of the COVID-19 pandemic on our business, financial results and financial condition, amendment to or waiver under our Credit Agreement, the Action against Honeywell and the Notice from Honeywell. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to risks related to the COVID-19 pandemic and its impact on our business, financial results and financial condition, any failure to comply with the covenants in our credit agreement or obtain an amendment or waiver, risks related to the Action against Honeywell and the Notice from Honeywell and those risks described in our annual report on Form 10-K for the year ended December 31, 2019, as updated by our quarterly report on Form 10-Q for the period ended March 31, 2020, as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Jerome Maironi
Jerome Maironi Senior Vice President, General Counsel and Corporate Secretary

Date: May 29, 2020